SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 18, 1997
                        Commission File Number:  0-10104


                            LA TEKO RESOURCES LTD.

             (Exact Name of Registrant as Specified in its Charter)


             BRITISH COLUMBIA                       87-0483319
      -----------------------------            -------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



     625 HOWE STREET, SUITE 500
             VANCOUVER, B.C.                         V6C 2T6
     -------------------------------            ------------------
     (Address of Principal Executive                (Zip Code)
                 Offices)


              Registrant's Telephone Number, including Area Code:
                               (604) 688-0833




                               NOT APPLICABLE
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      (Former name, former address, and formal fiscal year, if changed since last report)


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                             ITEM 5:  OTHER EVENTS
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La Teko Resources Ltd. (the "Company") announced on June 18, 1997, new results from the first phase 1997 drill program on its True North Property, as reported by project operator Newmont Exploration Limited ("Newmont"). Two significant drill holes were returned from the New Zone, an emerging zone of higher than average grades and significant tonnage potential quite separate from the area of the recently announced 1,314 million ounce True North mineral inventory which was based on calculations of 18,208,000 tons having an average grade of 0.72 oz. Au/ton. Hole T-609 intersected 30 feet of 0.259 oz. Au/ton from 110 to 140 feet, followed by 55 feet grading 0.335 oz. Au/ton from 195 to 250 feet. Hole TN-610 intersected 10 feet of 0.077 oz. Au/ton from 15 to 25 feet, followed by 135 feet grading 0.037 oz. Au/ton from 235 to 350 feet. Management of the Company believes these results from widely spaced holes are important because they show the potential of the new Zone to develop into a significant new deposit and to add to the gold inventory of True North.

Fill-in drilling within the main mineralized zone continues to produce good grades between existing widely spaced holes. In the Central Zone, hole TN-591 hit 45 feet grading 0.182 oz. Au/ton near surface, followed by a deeper zone of 135 feet grading 0.084 oz. Au/ton. TN-597 intersected a deep zone of 20 feet of
2.079 oz. Au/ton, and TN-600 intersected 30 feet of 0.327 oz. Au/ton. These and previously announced higher grade results from recent drilling in the Central Zone continue to add ounces within the area of the existing gold deposits.

A selected list of significant assay results is shown on the attached table.

The True North Property is accessible by road, 16 miles northeast of Fairbanks and seven miles northwest of Cyprus Amax's Fort Knox mine. Today's announced results are from 28 reverse circulation drill holes which are part of a $2.1 million program scheduled for completion in June 1997. Newmont, must spend $27 million in order to earn a 65% interest in the True North Property, including $6 million in payments to La Teko, now fully paid. Expenditures by Newmont on exploration to the end of 1996 were $6.1 million.

La Teko is a gold exploration company active in the Fairbanks Mining District of Alaska. The Company holds two projects in the advanced exploration to development stage, True North and its 100% owned Ryan Lode project, as well as several early stage exploration projects.


                       SELECTED TRUE NORTH DRILL RESULTS
                                 JUNE 18, 1997

              FROM      TO      WIDTH   GRADE OZ.
 HOLE NO.     (FT.)    (FT.)    (FT.)    AU/TON   TYPE        ZONE
----------   ------   -------   -----   -------- -------   ---------

TN-591          5       50       45      0.182   Oxide       Central
              185      320      135      0.084   Sulfide

TN-592         65       95       30      0.056   Oxide       Central
              160      205       45      0.081   Sulfide

TN-597        205      220       15      0.026   Sulfide     Central
              255      275       20      2.079   Sulfide

TN-600        130      160       30      0.327   N/A         Central

TN-609        110      140       30      0.259   N/A         New
              195      250       55      0.335   N/A

T-610          15       25       10      0.077   N/A         New
              235      350      135      0.037   N/A

TN-615        180      195       15      0.020   Oxide       Shepard
              345      355       10      0.021   Oxide
              375      385       10      0.030   Oxide
              430      475       45      0.208   Sulfide

T-617         140      150       10      0.017   N/A         Shepard
              245      345      100      0.067   N/A
              385      395       10      0.024   N/A


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                                   SIGNATURES
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      Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LA TEKO RESOURCES LTD.


Dated:  August 11, 1997                   By /s/ Gerald G. Carlson, President

























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